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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 8, 2002
                                                   ----------------


                            York Research Corporation
             -----------------------------------------------------
               (Exact name of registrant as specified in charter)


      Delaware                             0-72                   06-0608633
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(State or other jurisdiction            (Commission           (IRS Employer
    of incorporation)                   File Number)         Identification No.)


              280 Park Avenue, Suite 2700 West, New York, NY 10017

                    (Address of principal executive offices)

Registrant's telephone number, including area code: (212-557-6200)
                                                    --------------




          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         A trustee has been appointed by the U.S. Bankruptcy Court for York's 85% owned subsidiary, North American Energy Conservation, Inc., which filed for Chapter 11 bankruptcy protection on March 2, 2000. York did not object to the appointment.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                YORK RESEARCH CORPORATION
                                               (Registrant)

                                                By:  /s/ Michael Trachtenberg
                                                     --------------------------
                                                     Michael Trachtenberg
                                                     Executive Vice President

Dated:  February 8, 2002